Exhibit 99.1

Overview

On February 10, 2022, we closed on the sale of the Sheraton Louisville Riverside hotel. The following table presents the audited consolidated balance sheet and consolidated statement of operations as of December 31, 2021 of the Company, unaudited pro forma financial adjustments of Sheraton Louisville Riverside hotel, unaudited pro forma balance sheet, as if the hotel had been disposed on December 31, 2021 and unaudited pro forma statement of income, as if the Sheraton Louisville Riverside hotel had been disposed on January 1, 2021. Accordingly, the unaudited pro forma balance sheet and unaudited pro forma income statement are not necessarily indicative of future consolidated financial position or results of operations.

The following pro forma information has been prepared for comparative purposes only and are based upon the historical financial statements and operating results for the Company, adjusted to reflect the sale:

Exhibit 99.1

SOTHERLY HOTELS INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2021

	Sotherly Hotels, Inc.	Pro Forma Adjustments
	Balance Sheet	of Sheraton Louisville		Pro Forma
	December 31, 2021 (a)	Riverside Sale		Balance Sheet
		(unaudited)		(unaudited)
ASSETS
Investment in hotel properties, net	$375,885,224	$-		$375,885,224
Investment in hotel properties held for sale, net	22,870,487	(11,063,952)	(c)	11,806,535
Cash and cash equivalents	13,166,883	161,816	(j)	13,328,699
Restricted cash	12,411,654	—		12,411,654
Accounts receivable, net	4,822,187	(697,877)	(c)	4,124,310
Prepaid expenses, inventory and other assets	6,894,228	(150,471)	(c)	6,743,757
TOTAL ASSETS	$436,050,663	$(11,750,484)		$424,300,179
LIABILITIES
Mortgage loans, net	$351,170,883	$(10,860,762)	(c)	$340,310,121
Secured notes, net	19,128,330	—		19,128,330
Unsecured notes, net	7,609,934	—		7,609,934
Accounts payable and accrued liabilities	35,960,293	(975,770)	(c)	34,984,523
Advance deposits	1,552,942	—		1,552,942
Dividends and distributions payable	4,125,351	—		4,125,351
TOTAL LIABILITIES	$419,547,733	$(11,836,532)		$407,711,201
Commitments and contingencies (See Note 6)	—	—		—
EQUITY
Sotherly Hotels Inc. stockholders’ equity
Preferred stock, $0.01 par value, 11,000,000 shares authorized:
8.0% Series B cumulative redeemable perpetual preferred stock, 1,510,000 shares issued and outstanding; aggregate liquidation preference $43,035,000, at December 31, 2021.	15,100	—		15,100
7.875% Series C cumulative redeemable perpetual preferred stock, 1,384,610 shares issued and outstanding; aggregate liquidation preference $39,385,669, at December 31, 2021.	13,846	—		13,846
8.25% Series D cumulative redeemable perpetual preferred stock, 1,165,000 shares issued and outstanding; aggregate liquidation preference $33,329,922, at December 31, 2021.	11,650	—		11,650
Common stock, par value $0.01, 69,000,000 shares authorized, 17,441,058 shares issued and outstanding at December 31, 2021.	174,410	—		174,410
Additional paid-in capital	177,651,954	—		177,651,954
Unearned ESOP shares	(3,083,398)	—		(3,083,398)
Distributions in excess of retained earnings	(153,521,704)	86,048	(d)	(153,435,656)
Total Sotherly Hotels Inc. stockholders’ equity	21,261,858	86,048		21,347,906
Noncontrolling interest	(4,758,928)	-		(4,758,928)
TOTAL EQUITY	16,502,930	86,048		16,588,978
TOTAL LIABILITIES AND EQUITY	$436,050,663	$(11,750,484)		$424,300,179

Exhibit 99.1

SOTHERLY HOTELS INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2021

	Sotherly Hotels, Inc.	Pro Forma Adjustments		Pro Forma
	Twelve Months Ended	of Sheraton Louisville		Statement of
	December 31, 2021 (b)	Riverside Sale		Operations
		(unaudited)		(unaudited)
REVENUE
Rooms department	$88,625,659	$(3,972,310)	(e)	$84,653,349
Food and beverage department	15,829,487	(284,317)	(e)	15,545,170
Other operating departments	23,132,778	(281,162)	(e)	22,851,616
Total revenue	127,587,924	(4,537,789)		123,050,135
EXPENSES
Hotel operating expenses
Rooms department	22,688,063	(1,714,831)	(f)	20,973,232
Food and beverage department	10,297,461	(222,930)	(f)	10,074,531
Other operating departments	8,607,594	(41,171)	(f)	8,566,423
Indirect	55,100,245	(2,587,696)	(f)	52,512,549
Total hotel operating expenses	96,693,363	(4,566,628)		92,126,735
Depreciation and amortization	19,909,226	(797,617)	(g)	19,111,609
Impairment of investment in hotel properties, net	12,201,461	(4,329,028)	(g)	7,872,433
(Gain) loss on disposal of assets	(158,286)	200,763	(g)	42,477
Corporate general and administrative	6,997,166	—		6,997,166
Total operating expenses	135,642,930	(9,492,510)		126,150,420
NET OPERATING (LOSS) INCOME	(8,055,006)	4,954,721		(3,100,285)
Other income (expense)
Interest expense	(22,686,694)	479,319	(h)	(22,207,375)
Interest income	147,025	—		147,025
Unrealized gain on hedging activities	1,493,841	—		1,493,841
Gain on involuntary conversion of assets	588,586	—		588,586
Net (loss) income before income taxes	(28,512,248)	5,434,040		(23,078,208)
Income tax provision	(27,392)	—		(27,392)
Net (loss) income	(28,539,640)	5,434,040		(23,105,600)
Less: Net loss attributable to noncontrolling interest	2,318,166	—		2,318,166
Net (loss) income attributable to the Company	(26,221,474)	5,434,040		(20,787,434)
Declared and undeclared distributions to preferred stockholders	(7,541,891)	—		(7,541,891)
Gain on extinguishment of preferred stock	361,476	—		361,476
Net (loss) income attributable to common stockholders	$(33,401,889)	$5,434,040	(d)	$(27,967,849)
Net (loss) income per share attributable to common stockholders
Basic	$(2.15)	$0.35	(i)	$(1.80)
Weighted average number of common shares outstanding
Basic	15,531,684	15,531,684		15,531,684

Exhibit 99.1

SOTHERLY HOTELS INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

1) Basis of Presentation

The unaudited pro forma financial information is presented to reflect the sale of the Sheraton Louisville Riverside hotel, as if the hotel assets and liabilities had been disposed on December 31, 2021 and unaudited pro forma statement of income, as if the hotel had been disposed on January 1, 2021 and the proforma adjustments are reflected in the unaudited pro forma balance sheet and unaudited pro forma statement of operations. The unaudited pro forma adjustments are included only to the extent that they are directly attributable and factually supportable assets and liabilities of the hotel as of December 31, 2021 and results of operations of the hotel, for the year ending December 31, 2021.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported if the sale was completed as of the date presented, and should not be taken as representation of our future consolidated results of operations or financial position.

2) Pro Forma Adjustments

(a) Reflects the Company's consolidated balance as of December 31, 2021.

(b) Reflects the Company's consolidated statement of operations for the year ended December 31, 2021.

(c) Reflects the elimination of assets and liabilities of the Sheraton Louisville Riverside hotel as of December 31, 2021.

(d) Reflects an adjustment of the net assets realized on the sale of the hotel offset by the gains resulting from the sale of the operations of the hotel.

(e) Reflects the elimination of revenues from: rooms department, food and beverage department and other operating departments of the hotel.

(f) Reflects the elimination of expenses from: rooms department, food and beverage department and other operating departments and indirect expenses of the hotel.

(g) Reflects the elimination of depreciation and amortization, impairment of the investment in hotel properties, net, loss on disposal of assets of the hotel and forfeiture of deposit on an earlier failed sale of hotel.

(h) Reflects the elimination of mortgage interest expense on the hotel's mortgage.

(i) Reflects the pro forma net income per share attributable to common shareholders, as if the sale had taken place on January 1, 2021, accordingly is not necessarily indicative of future results of operations.

(j) Reflects the elimination of the cash overdraft of the hotel as well as the cash used to close on the sale of the hotel, including closing costs.